UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 16, 2004

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall Minneapolis, Minnesota	55403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (612) 304-6073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As a result of adoption in its second fiscal quarter of definitive plans of disposition for Marshall Field’s and Mervyn’s, Target Corporation was required to report the financial results of these two segments as discontinued operations for all periods presented beginning with the filing of the second quarter Form 10-Q for the quarterly period ended July 31, 2004.  On September 16, 2004, Target Corporation made available certain financial statements from the following previously filed Form 10-Ks and Form 10-Qs that report the financial results of Marshall Field’s and Mervyn’s as discontinued operations: Form 10-K for the fiscal year ended February 1, 2003, Form 10-Q for the quarterly period ended May 3, 2003, Form 10-Q for the quarterly period ended August, 2, 2003, Form 10-Q for the quarterly period ended November 1, 2003, Form 10-K for the quarterly period and fiscal year ended January 31, 2004, Form 10-Q for the quarterly period ended May 1, 2004 and Form 10-Q for the quarterly period ended July 31, 2004.

                Certain amounts have been reclassified since our last filing related to the allocation of income taxes between continuing and discontinued operations which impact the Consolidated Results of Operations for the twelve months ended July 31, 2004 and August 2, 2003. These reclassifications had no impact on previously reported net earnings for any period.

Item 9.01.	Financial Statements and Exhibits.

	(c)	Exhibits.

(99)A.

Consolidated Results of Operations for the Twelve Months ended Feburary 1, 2003, for the Three Months ended May 3, 2003, August 2, 2003, November 1, 2003 and January 31, 2004, for the Twelve Months ended January 31, 2004, and for the Three Months ended May 1, 2004 and July 31, 2004.

		(99)B.	Consolidated Statements of Financial Position at Feburary 1, 2003, May 3, 2003, August 2, 2003, November 1, 2003, January 31, 2004, May 1, 2004 and July 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: September 16, 2004	/s/ Douglas A. Scovanner
Douglas A. Scovanner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(99)A.

Consolidated Results of Operations for the Twelve Months ended Feburary 1, 2003, for the Three Months ended May 3, 2003, August 2, 2003, November 1, 2003 and January 31, 2004, for the Twelve Months ended January 31, 2004, and for the Three Months ended May 1, 2004 and July 31, 2004.

Filed Electronically

(99)B.	Consolidated Statements of Financial Position at Feburary 1, 2003, May 3, 2003, August 2, 2003, November 1, 2003, January 31, 2004, May 1, 2004 and July 31, 2004.	Filed Electronically